Exhibit 10.13

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

WARRANT AWARD CERTIFICATE

Warrant #[ ]	For 900,000 Shares

DHB INDUSTRIES, INC.

THIS WARRANT AWARD CERTIFICATE (THIS “WARRANT AWARD”) CERTIFIES that on March 29, 2007 (the “Issuance Date”), Larry R. Ellis (the “Holder”) was granted a warrant (the “Warrant”) to purchase, at the price of $3.46 per share, all or any part of 900,000 fully paid and non-assessable shares (“Shares”) of common stock, par value $.001 per share, of DHB INDUSTRIES, INC., a Delaware corporation (the “Company”), upon and subject to the following terms and conditions:

1. General Terms of the Warrant. The Warrant is granted in accordance with, and as a material inducement to the Holder’s continuation of employment with the Company pursuant to an employment agreement dated March 29, 2007 (the “Employment Agreement”). In addition, this Warrant is granted under, and is subject to the terms and conditions of, the Company’s 2005 Omnibus Equity Incentive Plan (the “Plan”), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length. Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined herein.

2. Expiration. Except as otherwise provided herein, on March 28, 2017 this Warrant shall expire and shall no longer be exercisable.

3. Exercise. Except as otherwise permitted under the Plan, this Warrant may be exercised or surrendered during the Holder’s lifetime only by the Holder or his/her guardian or legal representative. THIS WARRANT SHALL NOT BE TRANSFERABLE BY THE HOLDER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, UNLESS THE COMMITTEE, IN ITS SOLE AND ABSOLUTE DISCRETION, CONSENTS TO A TRANSFER AUTHORIZED BY SECTION 10(b) OF THE PLAN.

Except as otherwise provided in Sections 4 through 7 of this Warrant Award or Section 9 of the Plan, this Warrant shall vest as follows: (a) with respect to the purchase of 90,000 Shares, on March 29, 2007, (b) with respect to the purchase of 270,000 Shares, on March 29, 2008, (c) with respect to the purchase of 270,000 Shares, on March 29, 2009 and (d) with respect to the purchase of 270,000 Shares, on March 29, 2010.

This Warrant may be exercised by the Holder (or by his executors, administrators, guardian or legal representative), as to all or any of the then-vested portion thereof, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price (specified herein) for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds or (ii) with the consent of the Committee, in its sole and absolute discretion, by tendering previously acquired Shares (valued at their then Fair Market Value, as determined by the Committee as of the date of exercise). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Company may from time to time direct, and shall be in the form of Exhibit A hereto or such other form as the Company may from time to time prescribe by notice to the Holder. In no event may this Warrant be exercised for a fraction of a Share. No person exercising this Warrant shall have any of the rights of a holder of Shares subject to this Warrant until such Shares shall have been issued (as noted in the stock transfer books and records of the Company) following the exercise of such Warrant. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

4. Termination of Employment by the Company for Cause. In the event the Holder’s employment is terminated by the Company for Cause pursuant to Section 8.2 of the Employment Agreement, the Warrant shall cease to vest and neither any vested nor any unvested portion of the Warrant may be exercised after such termination.

5. Termination of Employment by the Company without Cause or for Disability or by the Holder with Good Reason. In the event that, during the Employment Period (as defined in the Employment Agreement), the Holder’s employment is terminated (a) by the Company without Cause pursuant to Section 8.2 of the Employment Agreement, (b) because of Disability of the Holder pursuant to Section 8.1 of the Employment Agreement or (c) by the Holder with Good Reason pursuant to Section 8.3 of the Employment Agreement, then the Warrant (i) to the extent vested on the date of such termination and not previously expired or exercised, in accordance with this Warrant Award shall be exercisable until the earlier of the 90th day after such termination or the day on which the Warrant is scheduled to expire in accordance with Section 2 of this Warrant Award and (ii) shall continue to vest in accordance with this Warrant Award, and shall be exercisable to the extent the Warrant vests on any given date following such termination (and to the extent not previously expired or exercised) in accordance with this Warrant Award until the earlier of the 90th day after such vesting date or the day on which the Warrant is scheduled to expire in accordance with Section 2 of this Warrant Award.

6. Death. In the event the Holder dies during the Employment Period, this Warrant shall become fully vested as of the date of death and be exercisable until the 90th day after such date of death, by the estate of the Holder or by any person who acquired this Warrant by bequest or inheritance, in accordance with this Warrant Award.

7. Other Termination of Employment. In the event the Holder’s employment terminates for any reason not addressed by Sections 4 through 6 of this Warrant Award, this Warrant shall cease to vest and, to the extent vested on the date of such termination and not previously expired or exercised, shall be exercisable in accordance with this Warrant Award until the earlier of the 90th day after such termination or the day on which the Warrant is scheduled to expire in accordance with Section 2 of this Warrant Award, unless the Committee, in its sole and absolute discretion and subject to the terms of the Plan, decides otherwise.

8. Restrictions on Exercise.

(a) Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised, and neither this Warrant nor the Shares issued upon exercise of this Warrant may be purchased, sold or transferred, unless the Company, in its sole and absolute discretion, believes such exercise, purchase, sale or transfer (as the case may be) is in compliance with the Securities Act of 1933, as amended (the “Act”), or any comparable federal securities law and all applicable state securities laws, and the requirements of any stock exchange, national market system or national quotation system on which securities of the Company of the same class as the Shares are then traded or quoted, in each case as in effect on the date of such proposed exercise, purchase, sale or transfer.

(b) In the event that the Warrant or any portion thereof cannot be exercised immediately prior to the time it expires pursuant to any of Sections 2, 5, 6 or 7 of this Warrant Award because such exercise would violate an applicable Federal, state, local or foreign law, then the expiration date of such portion shall be extended to the 30th day after the date on which such exercise would no longer violate an applicable Federal, state, local or foreign law. The Company shall use reasonable efforts to notify the Holder of the date on which such exercise would no longer violate an applicable Federal, state, local or foreign law.

(c) The Holder acknowledges that the Company shall have the right, but not the obligation, to register the Shares underlying this Warrant on a Form S-8 or S-3 to facilitate their resale by the Holder. Except as provided in the Employment Agreement, the Holder acknowledges that the Company is under no obligation to register, qualify or list, or maintain the registration, qualification or listing of, the Warrant or the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange, national market system or national quotation system to effect such compliance.

(d) In the event the Holder desires to offer for sale or to otherwise transfer this Warrant or the Shares for which this Warrant may be exercised pursuant to an exemption from registration under the Act, the Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence of an effective Registration Statement under the Act with respect to such Shares to issue the Shares in compliance with the provisions of that or any comparable federal securities law and all applicable state securities laws. The Company shall use reasonable efforts to obtain such opinion of counsel within a reasonable amount of time.

9. Adjustments. Notwithstanding anything to the contrary contained herein, to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, this Warrant shall be subject to adjustment pursuant to Section 10(c) of the Plan.

10. Delivery of Share Certificates. Within a reasonable time after the exercise of this Warrant and the issuance of Shares in connection therewith, the Company shall cause to be delivered to the person entitled thereto a certificate representing such Shares. If this Warrant shall have been exercised with respect to the purchase of less than all of the Shares subject to this Warrant, the Company shall make a notation in its books and records to reflect the partial exercise of this Warrant and the number of Shares with respect to which this Warrant remains available for exercise. Absent manifest error, the Company’s books and records shall be final, conclusive and determinative as to the number of Shares with respect to which this Warrant remains available for exercise.

11. Withholding. If the Company or any subsidiary or affiliate of the Company is required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of (a) the issuance of Shares to the Holder pursuant to this Warrant, or (b) the exercise or disposition (in whole or in part) of the Warrant, the Company or such subsidiary or affiliate shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Company or such subsidiary or affiliate, promptly when requested by the Company or such subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such subsidiary or affiliate out of any funds or property due or to become due to the Holder. With the consent of the Committee (which can be given or withheld in its sole and absolute discretion), withholding tax obligations of the Holder may be satisfied by the tendering of Shares by the Holder or by the withholding of Shares by the Company (in either case with such Shares to be valued at their Fair Market Value as of the date of exercise, as determined in the sole and absolute discretion of the Committee).

12. Committee Discretion. The Committee shall have sole and absolute discretion to interpret, construe or apply any provision of the Plan and this Warrant Award and its determinations as to the meaning or application of the Plan and this Warrant Award shall be final and binding. The Committee is authorized, in its discretion, to make any determinations necessary or advisable for the administration of the Plan and this Warrant, waive any conditions or rights under this Warrant Award or amend, alter, accelerate, suspend, discontinue or terminate this Warrant or this Warrant Award; provided, however, that, except in furtherance of Section 9 hereof, without the consent of the Holder, no such amendment, alteration, suspension, discontinuation or termination of this Warrant Award may materially and adversely affect the rights of the Holder hereunder.

13. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery such number of Shares as shall be required for issuance or delivery to the Holder following the exercise hereof.

14. Rights of Holder. Nothing contained in this Warrant Award shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

15. Successors and Assigns. The provisions of this Warrant Award shall be binding upon and inure to the benefit of the Company, its successors and assigns, and Holder and, to the extent applicable, Holder’s legal representative or permitted assigns.

16. Legend. The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Warrant unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

17. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at the address shown on the cover page of its most recently filed periodic report with the SEC (or, if the Company is not currently filing periodic reports, at the last address designated by notice from the Company to the Holder pursuant to this Section 17), Attn: General Counsel; and if to the Holder, at the address shown below his signature on this Warrant Award, or at such other address as the Holder by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

18. Conflict with Employment Agreement or Plan. In the event of any conflict between the terms of the Employment Agreement and the terms of this Warrant Award with respect to the Warrant, the terms of this Warrant Award shall control. In the event of any conflict between the terms of the Employment Agreement or this Warrant Award and the terms of the Plan, the terms of the Plan shall control.

19. Governing Law. To the extent federal law does not otherwise control, the validity, interpretation, performance and enforcement of this Warrant Award shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of laws thereof.

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IN WITNESS WHEREOF, the Company has executed this Warrant Award as of the date first set forth above.

DHB INDUSTRIES, INC.

By:
Name:
Title:

Date:
Attest:

Holder hereby acknowledges by his signature below that he has received a copy of this Warrant Award and the Plan.

Accepted and Confirmed:

LARRY R. ELLIS

Address

City	State	Zip Code

Social Security Number

Exhibit A

FORM OF ELECTION TO PURCHASE

To DHB Industries, Inc.:

The undersigned is the Holder of Warrant No.                      (the “Warrant”) issued by DHB Industries Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of Shares.

2.	The undersigned Holder hereby exercises its rights with respect to Shares pursuant to the Warrant (“Exercised Share Number”).

3.	The Holder intends that payment of the exercise price shall be made (check one):

[ ] in cash or by certified check or bank check or wire transfer of immediately available funds

[ ] by tendering previously acquired Shares (subject to the consent of the Committee)

(a) If the Holder has elected the first method of exercise, the Holder shall pay the sum of $            .     to the Company in accordance with the terms of the Warrant (equal to the Exercised Share Number multiplied by the exercise price of $            .     per Share).

(b) If the Holder has elected the second method of exercise, the Committee shall determine the number of previously acquired Shares to be tendered and provide further instructions to the Holder.

4.	The Holder intends that payment of applicable withholding taxes shall be made (check one):

[ ] in cash or by certified check or bank check or wire transfer of immediately available funds

[ ] by the Company withholding cash from amounts otherwise payable to Holder

[ ] by tendering previously acquired Shares (subject to the consent of the Committee)

[ ] by the Company withholding Shares otherwise issuable to Holder upon this exercise (subject to the consent of the Committee)

The undersigned requests that certificates for the Shares issuable upon this exercise be issued in the name of                     .

Dated:                      Name of Holder

Address

Name                                                               Title

Social Security or Tax ID: Number

Signature: